UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 8, 2001

CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10606	77-0148231

(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification Number)

2655 Seely Avenue, Building 5

San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 943-1234

SIGNATURES
EXHIBIT INDEX
Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release of the Registrant issued on November 8, 2001.

Item 9. Regulation FD Disclosure.

         On November 8, 2001, Cadence Design Systems, Inc., a Delaware corporation (the “Registrant”), issued a press release announcing that the Registrant entered into a definitive agreement to acquire Silicon Perspective Corporation, a California corporation.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of November 16, 2001.

CADENCE DESIGN SYSTEMS, INC.

By: /s/ William Porter

William Porter

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

Exhibit 99.1	Press Release of the Registrant issued on November 8, 2001.